Exhibit 99.1

Second Quarter 2015 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement Regarding Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, filed with the Securities and Exchange Commission on August 12, 2015 and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 26, 2015. This electronic presentation is provided as of August 31, 2015. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

EPA’s Clean Power Plan Update Purchase of Doyle Generating Facility Vogtle 3 & 4 Construction Update Operational Results DOE and RUS Loan Updates Financial Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

EPA released final rule on August 3, 2015, which Oglethorpe is still reviewing. The goal is a 32% nationwide reduction in CO2 emissions from electric generation by 2030 (vs. 2005 baseline), with interim reductions. Rule requires for Georgia a 34% reduction from its 2012 levels; over 50% of this reduction expected to occur between 2022 and 2024. Final rule allows for nuclear generating units currently under construction (Vogtle 3 & 4) to be credited towards the required rate-based reduction targets. Plan includes a proposal of a federal plan to be implemented if states fail to submit acceptable plans and a model rule that could be used to develop their plan. Could result in future operational restrictions on our coal-fired plants and substantial compliance costs that would be borne by our Members and their consumers. Legal challenges have already begun and more are anticipated but we cannot yet determine what the outcome of these challenges will be. Oglethorpe is analyzing this extremely complex rule in depth as we consider how we will respond and what the likely impacts will be. Clean Power Plan 4

Fuel Mix Has Shifted Away From Coal Towards Gas and Nuclear Note: Capacity and energy includes Oglethorpe and Smarr EMC resources. Capacity reflects summer reserve planning capacity. Member Sales Member & Non-Member Sales 2015 Energy (July 2014- June 2015) 2015 Capacity 5 2011 Energy 2008 Capacity 2011 Capacity Other Other 2008 Energy (100% Member Sales) 14% 45% 36% 5% 24% 40% 32% 4% 40% 20% 25% 12% 3% 55% 15% 20% 10% 54% 16% 20% 10% 19% 48% 28% 5% 29% 42% 24% 5% 7% 39% 45% 5% 4%

Purchase of Doyle Energy Facility Oglethorpe purchased Doyle on August 24 for a “bargain purchase price” of $10 million at the end of a 15-year Power Purchase Agreement (PPA) that began in 2000. In 2014, Oglethorpe exercised its option to purchase facility at end of PPA term in August 2015. 30 of Oglethorpe's Members have subscribed for power from the facility (same group who previously received power under the PPA). Doyle was accounted for as a capital lease in Oglethorpe 's financials prior to the purchase. Type: Gas-Fired Combustion Turbine Peaking Plant Location: Walton County, GA Summer Reserve Capacity: 348 MW Electrical Interconnect: Georgia Transmission Corporation Natural Gas Interconnect: Transco Natural Gas Pipeline 6 Doyle Energy Facility

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. $5.0 billion budget (including AFUDC and contingency), which supports Units 3 & 4 in service schedule of 2nd quarter of 2019 and 2020, respectively. Vogtle 3 & 4 Project Update $2.6 billion spent through 6/30/2015 Actuals Forecasts DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet Q2 2020 Unit 4 Projected In-Service AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA Q2 2019 Unit 3 Projected In-Service AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete 2017 2016 2015 2014 2013 2012 2011 2010 2009 2007 2008 2018 2006 2005 2019 2020 April 2016 Unit 3 Contractually guaranteed substantial completion date April 2017 Unit 4 Contractually guaranteed substantial completion date 7 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 (Billions)

Vogtle 3 & 4 Construction July 1, 2015 8

Recent Progress

OglethorpePower

- Unit 3
  - Completed concrete under Containment Vessel to EL 94".
  - Started Shield Building transition panel installation.
  - Set CA01 module.
  - Continued CA03 module assembly.
  - Continued structural steel erection for Annex Building.
  - Received second of two steam generators.



- Unit 4
  - Set CA04, CB65 and CB66 modules.
  - Received first of two steam generators.
  - Continued installation of turbine condenser.
  - Cooling Tower vertical wall construction continues.
  - Continued Nuclear Island concrete wall placements.



9

Look Ahead Unit 3 Unit 4 Place concrete under Containment Vessel to EL 103’ Continue Shield Building installation Continue structural steel erection for Annex Building Place concrete for the Operating Deck in the Turbine Building Complete Auxiliary Building concrete floors at EL 82’-6” Begin installation of Turbine-Generator Continue assembly of CA20 module Start assembly of CA01 module Set Containment Vessel Lower Ring Receive second of two steam generators Concrete inside Containment Vessel to EL 80’-6” Set CA05 Module 10

Historical Load Member Demand Requirements Member Energy Requirements (Million MWh) Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. While Flint EMC was not a Member in 2009, Flint data is included in all years. -2.0% 9.1% -5.4% -4.0% (YTD) 6.0% (Projected) 11 1.3% Days with 2009 2010 2011 2012 2013 2014 2015 Low < 25o 11 26 7 6 2 19 10 High > 95o 4 19 24 20 0 1 3 (MW) Percent Change in Overall Peak 6.1% -13.3% -5.3% 0.1% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2015) = 8,833 MW Winter Peak (2015) = 8,958 MW - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2009 2010 2011 2012 2013 2014 2015 Winter Peak Summer Peak 2009 2010 2011 2012 2013 2014 2015

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.7 billion Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans Hawk Road Energy Facility $203,100,000 $136,572,005 $66,527,995 General Improvements 127,703,000 93,891,686 33,811,314 General & Environmental Improvements 230,050,000 136,049,533 94,000,467 $560,853,000 $366,513,225 $194,339,775 12 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $995,000,000 $1,726,597,857 Capitalized Interest 335,471,604 44,353,026 (b) 291,118,578 $3,057,069,461 (c) $1,039,353,026 $2,017,716,435 (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Aggregate borrowings under the Facility may not exceed the lesser of 70% of Eligible Project Costs or the amount shown. RUS Guaranteed Loans(a) as of July 31, 2015 DOE Guaranteed Loan(a) as of July 31, 2015 $642 million is available to advance based on eligible project expenses incurred through June 30, 2015.

Year Ended June 30, December 31, ($ in thousands) 2015 2014 2014 2013 2012 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $619,924 $672,875 $1,314,869 $1,166,618 $1,204,008 Sales to Non-Members 63,595 50,408 93,294 78,758 120,102 Operating Expenses 551,765 583,826 1,148,766 1,013,852 1,102,277 Other Income 25,334 23,036 46,371 43,433 61,487 Net Interest Charges 130,867 126,074 259,133 233,477 244,000 Net Margin $26,221 $36,419 $46,635 $41,480 $39,320 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.65 6.68 6.52 6.29 5.77 Sales to Members (MWh) 9,319,984 10,079,497 20,154,108 18,549,886 20,852,826 Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2015 Budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10x. 13

Capacity Factor Through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 14 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatta- hoochee T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2014 2015

Rate Structure Assures Recovery of All Costs + Margin Formulary Rate under Wholesale Power Contract Minimum MFI requirement of 1.10x under First Mortgage Indenture Expense Type Components Recovery Timeframe Variable Fuel, Variable O&M 30 – 60 days Fixed Margin, Interest, Depreciation, Fixed O&M, A&G Billed on levelized annual budget Trued up to actuals at year end Oglethorpe budgets conservatively Key Points: Cost inputs not subject to any regulatory approvals Formula changes subject to RUS & DOE approval Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Margins For Interest Coverage projected 15 1.10 1.10 1.10 1.12 1.14 1.14 1.14 1.14 1.14 1.14 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $46.6 $48.5 $0.0 $25.0 $50.0 1.05 1.10 1.15 1.20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Net Margin (MM) MFI Coverage

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has financial covenants in certain of its credit agreements, pursuant to which it is currently required to maintain minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 16 June 30, December 31, ($ in thousands) 2015 2014 2013 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,593,107 $4,582,551 $4,434,728 CWIP 2,507,335 2,374,392 2,212,224 Nuclear Fuel 360,297 369,529 341,012 Total Electric Plant 7,460,739 7,326,472 6,987,964 Cash and Cash Equivalents 286,777 237,391 408,193 Total Assets $9,757,016 $9,546,243 $9,095,212 Capitalization: Patronage Capital and Membership Fees $787,345 $761,124 $714,489 Accumulated Other Comprehensive Margin (Deficit) 107 468 (549) Subtotal $787,452 $761,592 $713,940 Long-term Debt and Obligations under Capital Leases 7,425,010 7,213,456 6,939,249 Long-term Debt and Capital Leases due within one year 161,294 160,754 152,153 Other 16,988 16,434 15,379 Total Long-Term Debt and Equities $8,390,744 $8,152,236 $7,820,721 Equity Ratio(a) 9.4% 9.3% 9.1%

Oglethorpe’s Available Liquidity as of August 18, 2015 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs/T.A. Smith $103.4 MM Vogtle Interest Rate Hedging $178.8 MM Vogtle Interim Financing Represents 616 days of liquidity on hand. 17 (a) In addition, as of August 18, Oglethorpe had $334 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. - 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $534 $1,076 $276 $1,352 (Millions)

Liquidity Net Margin Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Secured LT Debt (06.30.2015): $7.5 billion Weighted Average Cost: 4.480% Equity/Capitalization Ratio: 9.4% 2015 1.14 MFI June 30, 2015 2015 18 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. June 30, 2015 Actuals Forecast 2015 Average Cost of Funds: 0.49% (dollars in millions) 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget Actual 6.91 6.58 6.99 6.65 ¢/kWh $1,265 1,000 $1,775 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) Cash Balances (Mil) Cash Balances (Mil) Cash Balances (Mil) -$200 $0 $200 $400 $600 DOE Taxable RUS $0 $366 $154 $140 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment $- $20 $40 $60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget $0 $1 $2 $3 $4 $5 $6 $7 $8 YE 2014 6/30/2015 $4.58 $4.59 $0.37 $0.37 $2.37 $2.51 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $9,546 $9,757 Vogtle 3 & 4 Interest Rate Hedging, $103 Vogtle 3 & 4 Interim Financing, $159

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. (Exhibits to Oglethorpe’s SEC filings are available on EDGAR.) Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. For additional information please contact: Additional Information 19 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Name Title Email Address Phone Number  Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240